                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 24, 2003
                                                           -------------



                             Kingdom Ventures, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)

         000-32273                                       88-0419183
 (Commission File Number)                     (IRS Employer Identification No.)

         1045 Stephanie Way
         Minden, Nevada                                   89423
(Address of Principal Executive Offices)               (Zip Code)


                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

         On June 24, 2003, Kingdom Ventures, Inc., through its majority owned subsidiary Kingdom Communications Group, Inc., signed a definitive agreement under which it acquired all of the assets of Christian Speakers & Artists Agency, Inc., the largest booking agency for Christian speakers and artists in the United States. The purchase prices consists of $90,000 cash and the transfer of 200,000 shares of Kingdom Ventures, Inc. common stock and warrants to purchase 350,000 shares of Kingdom Ventures, Inc. common stock for $1.00 per share. Closing of the transaction is expected to occur on or before June 30, 2003.

Item 7. Exhibits.

         The following Financial Statements for Christian Speakers & Artists, Inc. are filed as pages F-1 through F-10 with this report. The unaudited pro forma balance sheet and income statement of Kingdom Ventures, Inc. is filed as pages F-11 through F-12 with this report.

         The following documents are filed as exhibits to this report.

2.1 Asset Purchase Agreement dated June 24, 2003, between Christian Speakers & Artists, Inc., a Nevada corporation and wholly owned subsidiary of Kingdom Communications Group, Inc. and Christian Speakers & Artists, Inc., a Delaware corporation and wholly owned subsidiary of RegalWorks, Inc.*

99.1     Press release date June 24, 2003.*

         * Filed with original Report on Form 8-K on June 25, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       Kingdom Ventures, Inc.


Date: August 21, 2003                  By: /s/ Gene Jackson
                                           ----------------------------------
                                           Gene Jackson, President and Chief
                                           Executive Officer

EXHIBIT INDEX

2.1 Asset Purchase Agreement dated June 24, 2003, between Christian Speakers & Artists, Inc., a Nevada corporation and wholly owned subsidiary of Kingdom Communications Group, Inc. and Christian Speakers & Artists, Inc., a Delaware corporation and wholly owned subsidiary of RegalWorks, Inc.*

99.1     Press release date June 24, 2003.*

         * Filed with original Report on Form 8-K on June 25, 2003.

                                TABLE OF CONTENTS



                                                     Page
                                                    Number
                                                 --------------

Report of Independent Auditors                       F-1

Audited Financial Statements:
Balance Sheets                                       F-2
Statements of Operations                             F-3
Statements of Changes in Stockholders' Deficit       F-4
Statements of Cash Flows                             F-5
Notes to Financial Statements                        F-6

                        Wrinkle, Gardner & Company, P.C.
                          Certified Public Accountants
                                   PO Box 1707
                            Friendswood, Texas 77549
                                 (281) 992-2200

                         Report of Independent Auditors

Board of Directors
Christian Speakers & Artists Agency, Inc.
Brentwood, Tennessee

We have audited the accompanying balance sheets of Christian Speakers & Artists Agency, Inc. (a Tennessee corporation) as of May 31, 2003 and August 31, 2002, and the related statements of operations, changes in stockholders' deficit, and cash flows for the nine months and year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Christian Speakers & Artists Agency, Inc. as of May 31, 2003 and August 31, 2002, and the results of its operations and its cash flows for the nine months and year then ended in conformity with U. S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 6 to the financial statements, conditions exist which raise substantial doubt about the company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Those conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note
6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Wrinkle, Gardner & Company, P. C.

Friendswood, Texas
July 31, 2003

CHRISTIAN SPEAKERS & ARTISTS AGENCY, INC.
BALANCE SHEETS

                                                                        May 31        August 31
                                                                         2003           2002
                                                                     -----------    -----------
ASSETS
CURRENT ASSETS
     Cash                                                            $         0    $    19,316
     Accounts receivable, trade (no allowance for bad debts)              15,385          6,004
                                                                     -----------    -----------
                                   Total current assets                   15,385         25,320

PROPERTY AND EQUIPMENT, at cost
     Office furniture and fixtures                                        26,479         30,745
     Computer equipment                                                   15,541          7,812
     Leasehold improvements                                                2,993          2,993
     Less: Accumulated depreciation                                      (17,026)       (11,050)
                                                                     -----------    -----------
                                                                          27,987         30,500

OTHER ASSETS                                                              22,993         22,993
                                                                     -----------    -----------
                                   Total assets                      $    66,365    $    78,813
                                                                     ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued expenses                           $   280,813         43,677
     Deferred revenue                                                    295,735        441,383
                                                                     -----------    -----------
                                Total current liabilities                576,548        485,060

STOCKHOLDERS' DEFICIT
     Additional paid in capital                                          617,746        617,746
     Accumulated deficit                                              (1,127,929)    (1,023,993)
                                                                     -----------    -----------
                               Total stockholders' deficit              (510,183)      (406,247)
                                                                     -----------    -----------
                       Total liabilities and stockholders' deficit   $    66,365    $    78,813
                                                                     ===========    ===========

See accompanying summary of accounting policies and notes financial statements.

CHRISTIAN SPEAKERS & ARTISTS AGENCY, INC.
STATEMENTS OF OPERATIONS

                                                        Nine months            Year
                                                           Ended              Ended
                                                        May 31, 2003     August 31, 2002
                                                         -----------       -----------
Revenue                                                  $ 1,860,033       $ 2,359,622
Cost of goods sold                                         1,525,486         1,898,268
                                                         -----------       -----------
                                                             334,547           461,354

Operating expenses:
    General and administrative                               432,507           674,682
    Write down of goodwill                                         0           646,353
    Depreciation and amortization expense                      5,976            10,545
                                                         -----------       -----------
                           Total operating expenses          438,483         1,331,580
                                                         -----------       -----------
                               Net income (loss)         $  (103,936)      $  (870,226)
                                                         ===========       ===========

See accompanying summary of accounting policies and notes financial statements.

CHRISTIAN SPEAKERS & ARTISTS AGENCY, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                                      Additional
                                                        Paid-in         Accumulated
                                                        Capital           Deficit           Total
                                                     ----------------------------------------------
Balance, August 31, 2001                             $   617,746      $  (153,767)      $   463,979
    Net loss for year ended August 31, 2002                   --         (870,226)         (870,226)
                                                     ----------------------------------------------
Balance, August 31, 2002                                 617,746       (1,023,993)         (406,247)
    Net loss for nine months ended May 31, 2003               --         (103,936)         (103,936)
                                                     ----------------------------------------------
Balance, May 31, 2003                                $   617,746      $(1,127,929)      $  (510,183)
                                                     ==============================================


See accompanying summary of accounting policies and notes financial statements.

CHRISTIAN SPEAKERS & ARTISTS AGENCY, INC.
STATEMENTS OF CASH FLOWS

                                                                     Nine months        Year
                                                                        Ended           Ended
                                                                    May 31, 2003    August 31, 2002
                                                                    ------------    ---------------
OPERATING ACTIVITIES
     Net income (loss)                                                $(103,936)      $(870,226)
     Adjustments to reconcile net (loss) to net cash
        (used in) operating activities:
            Depreciation and amortization                                 5,976          10,545
            Write down of goodwill                                            0         646,353
            Provision for bad debts                                           0          57,286
        Changes in operating assets and liabilities:
            Accounts receivable                                          (9,381)        (21,329)
            Prepaid expenses                                                  0          58,500
            Accounts payable and accrued liabilities                    237,136           6,481
            Deferred revenue                                           (145,648)        (17,554)
                                                                      ---------       ---------
     Net cash (used in) operating activities                            (15,853)       (129,944)

INVESTING ACTIVITIES
     Capital expenditures                                                (3,463)        (21,702)
                                                                      ---------       ---------
     Net cash (used in) investing activities                             (3,463)        (21,702)

FINANCING ACTIVITIES
     Related parties                                                          0         (45,291)
                                                                      ---------       ---------
     Net cash (used in) financing activities                                  0         (45,291)
                                                                      ---------       ---------
                         (Decrease) in cash and cash equivalents        (19,316)       (196,937)
Cash and cash equivalents at beginning of period                         19,316         216,253
                                                                      ---------       ---------
Cash and cash equivalents at end of period                            $       0       $  19,316
                                                                      =========       =========


See accompanying summary of accounting policies and notes financial statements.

CHRISTIAN SPEAKERS & ARTISTS AGENCY, INC.
NOTES TO FINANCIAL STATEMENTS
May 31, 2003 and August 31, 2002

1.  BUSINESS AND CONSOLIDATION

Christian Speakers & Artists Agency, Inc. (CSA), a Tennessee corporation, is a booking agency for Christian speakers and artists in the United States. CSA also operates a website (www.christianspeakers.com).


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets, liabilities, sales, and expenses. Actual results could differ from the estimates used.

Cash Flow Information

For cash flow purposes,  cash includes cash  equivalents  such as time deposits,
certificates   of  deposit,   short-term   investments  and  all  highly  liquid
instruments with original maturities of three months or less.



Fair Value of Financial Instruments

The carrying amounts of the Company's accounts receivable and accounts payable approximate their fair values due to the short-term maturities of these instruments.


Allowance for Doubtful Accounts

Management has determined that no allowance for doubtful accounts is necessary as of May 31, 2003 or August 31, 2002.


Property and Equipment

Property and equipment are presented at cost. Depreciation is computed at rates sufficient to amortize the cost of the assets over their estimated useful lives, typically three to seven years, using the straight-line method.


Intangible Assets

Intangible assets represent the excess of cost over the fair value of tangible net assets acquired. Intangible assets arising from acquisitions initiated on or prior to June 30, 2001 were amortized using the straight-line method. Intangible assets arising from acquisitions initiated after June 30, 2001 are not amortized. See New Accounting Standards for further discussion. CSA reviews intangible assets to evaluate whether events or changes have occurred that would suggest an impairment of carrying value. CSA assesses the recoverability of these intangibles by determining whether the amortization of these intangibles over their remaining lives can be recovered through undiscounted future net cash flows of the acquired operations. The amount of impairment, if any, is measured by the amount in which the carrying amounts exceed the projected discounted future operating cash flows. As of May 31, 2003 and August 31, 2002, cost of intangible assets was $28,680 and accumulated amortization was $11,880. Net

Advertising and Marketing Expenses

CSA expenses advertising and marketing costs as they are incurred. Advertising and marketing expenses for the periods ended May 31, 2003 and August 31, 2002 were $11,078 and $48,512, respectively.


Income Taxes

The Company follows the liability method for deferred income taxes as required by the provisions of SFAS No. 109, "Accounting for Income Taxes."


Segment and Geographic Information

CSA operates in one principal business segment across domestic markets. International sales have been insignificant throughout the history of the Company. There were no transfers between geographic areas. Substantially all of the domestic operating results and identifiable assets are in the United States.


Concentrations of Credit Risk

As of May 31, 2003 and August 31, 2002, there were no customers that represented a significant percentage of sales or accounts receivable. Concentrations with respect to trade receivables are generally limited due to the Company's large number of customers and their geographic and economic dispersion. Financial instruments that potentially subject the Company to credit risks consist primarily of cash accounts on deposit with banks which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk related to cash or accounts receivable.


Impairment of Long-lived Assets

The Company reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment, at least annually, or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.


New Accounting Standards

Effective June 1, 2001, the Company adopted the SEC's Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," ("SAB 101"). SAB 101 provides guidance related to revenue recognition.


In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations," and Statement of Financial Accounting Standards No. 142, "Goodwill and Other

Intangible Assets." SFAS 141 requires that the purchase method of accounting be used for all future business combinations and specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported apart from goodwill. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No.
142. SFAS No. 142 will also require that intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment in accordance with SFAS No. 121. The Company has adopted the provisions of SFAS 141 and SFAS 142 as of July 1, 2001. Management has completed its assessment of the impact of SFAS 142 an

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 143 ("SFAS 143") "Accounting for Asset Retirement Obligations" that records the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets. The initial recognition of the liability will be capitalized as part of the asset cost and depreciated over its estimated useful life. SFAS 143 was adopted effective January 1, 2003. The adoption of SFAS 143 had no material impact on the financial position, results of operations or cash flows of CSA.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144") "Accounting for the Impairment or Disposal of Long-Lived Assets" that supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment or Disposal of Long-Lived Assets to Be Disposed Of." The adoption of SFAS 144 did not have a material effect on the financial position, results of operations or cash flows of CSA.

Revenue Recognition

CSA recognizes speaker and artist revenue when the speech or event occurs. Deposits received prior to the speech or event taking place are recorded as deferred revenue.


3.  OPERATING LEASES

CSA leases office space under an operating lease, which expires June 30, 2006. Rent expense for the periods ended May 31, 2003 and August 31, 2002 was $62,351 and $42,000, respectively.

The following is a schedule of future minimum lease payments under this operating lease:

          2003                                 $          7,586
          2004                                           45,672
          2005                                           46,582
          2006                                           39,451
                                               -----------------
                                               $        139,291
                                               =================

4.  FEDERAL INCOME TAXES


There has been no provision for U.S. federal, state, or foreign income taxes for any period because CSA has incurred losses in all periods and for all jurisdictions.

Deferred income taxes reflect the net tax affects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets are as follows:

Deferred tax assets:
     Net operating loss carryforwards                       $      1,127,929
     Valuation allowance for deferred tax assets                  (1,127,929)
                                                            -----------------
Net deferred tax assets                                     $              0
                                                            =================

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. CSA had net operating loss carryforwards for federal income tax purposes of approximately $1,023,993 as of August 31, 2002. These carryforwards if not utilized to offset taxable income begin to expire in 2014. Utilization of the net operating loss may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. The annual limitation could result in the expiration of the net operating loss before utilization.


5. DEFERRED REVENUE

Deferred Revenue represents cash receipts prior to the balance sheet date for speeches or events scheduled to occur subsequent to the balance sheet date. CSA typically requires a deposit to be paid upon the event being booked and a contract being executed. As of May 31, 2003, in addition to deferred revenue which will be reflected in the statement of operations in the next year, CSA has rendered invoices to customers and received bills from vendors totaling $511,655 and $571,737, respectively, that will be recognized in the statement of operations in the next year.


6.  GOING CONCERN

These statements are presented on the basis that CSA is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred net losses of $1,127,929 from inception to May 31, 2003.

Management plans to fund upcoming operations through advances from its parent company, Kingdom Ventures, Inc. Management anticipates CSA will be profitable within three months. Should CSA need additional financing, management intends to raise the additional capital through public and/or private equity and/or debt financing.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA BALANCE SHEET
January 31, 2003

                                                                                   Christian
                                                                      Kingdom      Speakers &       Pro           Pro
                                                                    Ventures, Inc.  Artists        Forma         Forma
                                                                     per 10KSB    Agency, Inc.   Adjustments     Total
                                                                    -------------------------------------------------------
ASSETS
    Current assets                                                  $    320,836 $           0 $     (90,000)$     230,836
    Property and equipment, net                                          126,235        30,146                     156,381
    Other assets                                                         506,386        22,993       370,000       899,379
                                                                    -------------------------------------------------------
                             Total assets                           $    953,457 $      53,139 $     280,000 $   1,286,596
                                                                    =======================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities                                             $    963,568 $     228,687 $             $   1,192,255
    Minority interest                                                     22,323       (25,718)                     (3,395)
    Stockholders' equity                                                 (32,434)     (149,830)      280,000        97,736
                                                                    -------------------------------------------------------
              Total liabilities and stockholders' equity            $    953,457 $      53,139 $     280,000 $   1,286,596
                                                                    =======================================================

Pro forma adjustments reflect cash paid in acquisition, goodwill recorded, and issuance of common stock as if transaction had occurred January 31, 2003 and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the year ended January 31, 2003

                                                                             Christian
                                                             Kingdom         Speakers &          Pro              Pro
                                                           Ventures, Inc.     Artists           Forma            Forma
                                                            per 10KSB       Agency, Inc.     Adjustments         Total
                                                          ------------------------------------------------------------------
   Revenues                                               $    3,194,813  $     2,418,959 $                $      5,613,772
   Expenses                                                    3,384,880        2,618,026                         6,002,906
                                                          ------------------------------------------------------------------
   Loss from operations                                         (190,067)        (199,067)                         (389,134)
   Other income (expense)                                       (581,090)        (662,334)                       (1,243,424)
                                                          ------------------------------------------------------------------
   Net income (loss) before minority interest                   (771,157)        (861,401)                       (1,632,558)

   Minority interest                                             (22,323)         301,490                           279,167
                                                          ------------------------------------------------------------------
   Net income (loss)                                      $     (793,480) $      (559,911)$              0 $     (1,353,391)
                                                          ==================================================================

   Net income (loss) per share -
   basic and diluted                                      $        (0.08)                                  $          (0.13)
                                                          ===============                                  =================

   Weighted average common shares, basic and diluted          10,394,986                                         10,594,986





The unaudited pro forma statement of operations for the year ended January 31, 2003 reflects the acquisition by Kingdom Ventures, Inc. of Christian Speakers & Artists Agency, Inc. on June 23, 2003 as if it had occurred on February 1, 2002. The unaudited pro forma statement of operations presented above should be read along with the consolidated financial statements filed on Form 10K-SB as of and for the year ended January 31, 2003 of Kingdom Ventures, Inc.


The pro forma financial data do not purport to represent what Kingdom Ventures, Inc.'s consolidated financial position or results of operations would actually have been if such transaction in fact had occurred on February 1, 2002 and are not necessarily representative of Kingdom Ventures, Inc.'s consolidated financial position or results of operations for any future period. Since the acquired entity was not under common control of management prior to its acquisition by Kingdom Ventures, Inc., the historical consolidated results may not be comparable to, or indicative of, future performance.